United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  Form N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-2835

                       ALLIANCEBERNSTEIN CAPITAL RESERVES

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: June 30, 2004

                     Date of reporting period: June 30, 2004


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ITEM 1. REPORTS TO STOCKHOLDERS.

This amendment on Form N-CSR/A is filed in order to revise Note B to the Financial Statements contained in the AllianceBernstein Capital Reserves Portfolio Annual Report dated June 30, 2004 (the "Report"). No further changes were made to the Report (the "N-CSR"). Other than the aforementioned changes, this report on N-CSR/A does not amend or update the N-CSR in any way.

The Report is amended to revise Note B to the Financial Statements to replace the two sentences describing the Advisory fee waiver with the following: "The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year."


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ITEM 2. CODE OF ETHICS.

There are no changes from the response to this item in the N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

There are no changes from the response to this item in the N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

There are no changes from the response to this item in the N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There are no changes from the response to this item in the N-CSR.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


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ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.       DESCRIPTION OF EXHIBIT
     -----------       ----------------------
     11 (b) (1)        Certification of Principal Executive Officer
                       Pursuant to Section 302 of the Sarbanes-Oxley
                       Act of 2002

     11 (b) (2)        Certification of Principal Financial Officer
                       Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Capital Reserves

By:      /s/Marc O. Mayer
         ----------------
         Marc O. Mayer
         Chief Executive Officer

Date:    October 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         ----------------
         Marc O. Mayer
         Chief Executive Officer

Date:    October 11, 2004

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    October 11, 2004